Placer Dome International Limited
Suite 1600, 1055 Dunsmuir Street
Vancouver
British Columbia
Canada V7X 1P1

Phone : +86 10 5869 6774
Fax : +86 10 5869 6614

genesio_circosta@placerdome.com
www.placerdome.com

Genesio Circosta
Manager, Asia Exploration

November 10, 2005

Magnum d'Or Resources Inc.
239 Church Street.
Oakville
Ontario
Canada

Dear Sir or Madam:

Placer Dome has completed a review of the Kuhl Morit exploration license in Mongolia during the period from August to September.

This review included:

- a review of what data we could obtain from you
- a review of all drill core held in Ulaan Bataar, and
- a site visit by Placer Dome geologists.

A brief report and the assay results of samples is appended to this letter.

Having completed the review of available data an the site visit, and in the absence of any further data (including drill assays) Placer Dome wish to inform Magnum d'Or that we do not wish to proceed any further with this property.

We thank the management of Magnum for their cooperation during our cooperation.

Sincerely,

Genesio Circosta
Manager, Asia Exploration

Geological Report

Khul Morit

Khul Morit Mineral license is located approximately 819 straight-line kilometers southwest of Ulaanbaatar in the western portion of the Gobi Desert. Year-around access to the property from Ulaanbaatar is by way of a paved road 420 km to Bayankhongor, then by dirt road 550 km to the center of the property.
The property is underlain by rhyolitic tuff and trachytic rhyolite volcanics. These felsic volcanics have been intruded on the north by a multiphase granitoid complex consisting of granodiorite, granite, granite porphyry and grano-syenite.

Alteration consists of an inner phyllic alteration zone of quartz-sericite-limonite (after pyrite) assemblage, which is surrounded by an argillic/propylitic shell of kaolinite-illite-montmorillonite-epidote-gypsum mineral assemblages. Alteration is zoned progressively southwards away from the granodiorite intrusive contact located at the north edge of the property.

Khul Morit features several showing s of copper-bearing oxide and sulfide mineralization accompanied by widespread zones of quartz-tourmaline breccias in the north portion of the property. The ENE brecciated and silica-enriched zone varies from 700 – 1000m in width and is roughly 1300m in length This zone hosts extensive phyllic alteration (quartz-sericite-pyrite).

Two exploration targets have been identified:

1. High zones of resistivity with coincident surface mineralization in the north portion of the grid. These are associated with quartz-tourmaline zones coincident with the location of best surface zones of copper-bearing mineralization. Placer Dome's interest on this property would depend on the assay results (gold) of the drill cores of the mineralized quartz tourmaline breccia.

2. Deep source chargeability anomalies at the south portion of the grid. These buried zones could be related to porphyry Cu hydrothermal system.


RUSSIA
CHINA
UVS
DZAVHAN
HOVD
ARHANGAY
TOV
HENTIY
DORNOD
GOVI-ALTAY
DUNDGOVI
DORNOGOVI
OMNOGOVI
Mongolia
Khul Morit Property

Location map

CONTINUED Page 3


EW Section line
NS Section line
K04-07
K04-01
K04-09
K04-08
N
1:5000
0 50 100 150 200 250
?
Fault
QBX
RH
VBX zone
DK
GR
QBX zone
RH zone
Volc
Khul Morit, Mongolia
Plan view of drill holes

Khul Morit drill hole location map


K04-06
K04-04
K04-01
1650.0 Elev
1600.0 Elev
1550.0 Elev
1500.0 Elev
1450.0 Elev
1400.0 Elev
1350.0 Elev
1300.0 Elev
1250.0 Elev
1200.0 Elev
1150.0 Elev
1100.0 Elev
?
Fault
QBX
RH
VBX zone
DK
GR
QBX zone
RH zone
Volc
Khul Morit, Mongolia
East West section
Looking North

East west drill section at Khul Morit

PLACER DOME

CONTINUED Page 4


EW Section line
NS Section line
?
Fault
DK
OR
Khul Morit, Mongolia

3D view of EW and NS drill sections

PLACER DOME

CONTINUED Page 5

KUHL MORIT - ROCK CHIP SAMPLE RESULTS

METHOD	M3.35m SCR34	M75UMP SCR34	Au FAA505	Au(R) FAA505	Au(S) FAA505	Ag ICP40B	Al ICP40B	As ICP40B
LDETECTION	0.01	0.01	0.01	0.01	0.01	2	0.01	3
UNITS	%	%	ppm	ppm	ppm	PPM	%	PPM
MN37001	-	-	0.51	0.51	-	<2	6.06	88
MN37002	-	-	0.01	-	-	<2	6.31	675
MN37003	-	-	<	-	-	<2	4.06	101
MN37004	-	96.9	<	<	-	<2	2.46	642
MN37005	-	-	<	-	-	<2	0.91	181
MN37006	79.5	-	0.02	-	-	<2	0.23	933

METHOD	Ba ICP40B	Be ICP40B	Bi ICP40B	Ca ICP40B	Cd ICP40B	Co ICP40B	Cr ICP40B	Cu ICP40B
LDETECTION	1	0.5	5	0.01	1	1	1	0.5
UNITS	PPM	PPM	PPM	%	PPM	PPM	PPM	PPM
MN37001	1370	<0.5	5	0.43	<1	8	18	67.6
MN37002	382	0.6	<5	0.28	<1	<1	3	1010
MN37003	165	<0.5	<5	0.47	<1	<1	11	114
MN37004	97	<0.5	<5	0.58	<1	<1	6	159
MN37005	66	<0.5	<5	0.84	<1	1	4	75.7
MN37006	415	<0.5	9	0.11	3	2	14	4240

METHOD	Fe ICP40B	K ICP40B	La ICP40B	Li ICP40B	Mg ICP40B	Mn ICP40B	Mo ICP40B	Na ICP40B
LDETECTION	0.01	0.01	0.5	1	0.01	2	1	0.01
UNITS	%	%	PPM	PPM	%	PPM	PPM	%
MN37001	2.26	0.22	30.2	4	0.02	148	<1	0.3
MN37002	1.37	2.56	11.5	5	0.12	50	<1	0.15
MN37003	1.96	1.49	13.6	3	0.15	60	3	0.16
MN37004	0.63	0.72	2.2	5	0.15	82	<1	0.13
MN37005	0.66	0.14	1.6	6	0.1	87	<1	0.09
MN37006	1.4	0.07	1.6	6	0.01	128	62	0.01

METHOD	Ni ICP40B	P ICP40B	Pb ICP40B	Sb ICP40B	Sc ICP40B	Sn ICP40B	Sr ICP40B	Ti ICP40B
LDETECTION	1	0.01	2	5	0.5	10	0.5	0.01
UNITS	PPM	%	PPM	PPM	PPM	PPM	PPM	%
MN37001	6	0.26	31	<5	4.2	<10	2250	0.11
MN37002	2	0.05	11	39	2	10	153	0.05
MN37003	4	0.03	13	<5	2.7	<10	199	0.03
MN37004	2	0.03	81	<5	1.4	<10	345	0.02
MN37005	2	0.01	49	<5	0.7	<10	100	0.01
MN37006	5	<0.01	1070	78	<0.5	<10	23.1	<0.01

METHOD	V ICP40B	W ICP40B	Y ICP40B	Zn ICP40B	Zr ICP40B
LDETECTION	2	10	0.5	0.5	0.5
UNITS	PPM	PPM	PPM	PPM	PPM
MN37001	46	<10	6	12.6	20.5
MN37002	18	10	5	5.9	87.8
MN37003	30	<10	4.3	8.4	71.3
MN37004	14	<10	2.9	26	50.1
MN37005	6	<10	1.8	10.5	53
MN37006	43	<10	1	729	4.5

PLACER DOME